N-30B-2 1 dn30b2.htm THE STRATTON REAL ESTATE FUND, INC.

The Stratton Real Estate Fund, Inc. Quarterly Report dated March 31, 2011 can be found under Item 1 of the N-Q Form filed on 5/11/11.